UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

VASO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18105	11-2871434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 Commercial St., Suite 200, Plainview, New York 11803
(Address of Principal Executive Offices and Zip Code)

(516) 997-4600
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 23, 2026, Shaun McMeans (64 years of age) was appointed by the Board of Directors as a Class III director of the Company, effective immediately.

Mr. McMeans currently serves as Chief Financial Officer of Nabsys, a life sciences technology company, where he leads finance and administrative functions. From 2012 through 2023, Mr. McMeans served as Chief Financial Officer of HTG Molecular Diagnostics, Inc., a publicly traded life science tools and diagnostics company. Prior to joining HTG Molecular Diagnostics, Mr. McMeans held senior finance and accounting roles with Securaplane Technologies, Inc., Tatum LLC, The Long Companies, LXU Healthcare, Inc. and Burnham Holdings, Inc. Mr. McMeans received a B.S. in Accounting from The Pennsylvania State University.

Mr. McMeans will serve as a member of the Board’s audit committee and qualifies as a financial expert. There are no family relationships between Mr. McMeans and any director or other executive officer of the Company nor are there any transactions between Mr. McMeans or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the United States Securities and Exchange Commission. Further, there is no arrangement or understanding between Mr. McMeans and any other persons or entities pursuant to which Mr. McMeans was appointed as a director of the Company. Upon his appointment to the Board, Mr. McMeans became entitled to be paid a pro-rated portion of the Company's non-employee director compensation. He will also receive a one-time new director grant of 100,000 shares of Vaso common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2026

VASO CORPORATION

By:	/s/ Jun Ma
Name:	Jun Ma
Title:	Chief Executive Officer and President

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